UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2023 (March 24, 2023)

Direct Selling Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40831	86-3676785
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5800 Democracy Drive Plano, TX	75024
(Address of principal executive offices)	(Zip Code)

(214) 380-6020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, and one-half of one Redeemable Warrant	DSAQ.U	New York Stock Exchange
Class A Common Stock, par value $0.0001 per share,	DSAQ	New York Stock Exchange
Redeemable warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	DSAQW	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

As disclosed in the definitive proxy statement filed by Direct Selling Acquisition Corp, a Delaware corporation (“DSAQ”) with the Securities and Exchange Commission (the “SEC”) on March 2, 2023, as supplemented by the additional definitive proxy materials filed on March 10, 2023 and March 17, 2023 (the “Extension Proxy Statement”), relating to the special meeting of stockholders (the “Extension Meeting”), DSAQ Partners LLC, a Delaware limited liability company (the “Sponsor”), agreed that if the Extension Amendment Proposal (as defined below) was approved, it or one or more of its affiliates, members or third-party designees (the “Lender”) will contribute to DSAQ as a loan $480,000 to be deposited into the trust account established in connection with the DSAQ’s initial public offering (the “Trust Account”). In addition, in the event DSAQ does not consummate an initial business combination by the Charter Extension Date (as defined below), the Lender will contribute to the Company as a loan up to $1,440,000 in nine equal installments to be deposited into the Trust Account for each of the nine one-month extensions following the Charter Extension Date.

On March 24, 2023, the stockholders of DSAQ approved the Extension Amendment Proposal (as defined below) at the Extension Meeting (as described in Item 5.07 of this Current Report on Form 8-K). Accordingly, on March 24, 2023, DSAQ issued an unsecured promissory note in the principal amount of $1,920,000 (the “Note”) to the Sponsor. The Note does not bear interest and matures upon closing of DSAQ’s initial business combination (a “Business Combination”). In the event that DSAQ does not consummate a Business Combination, the Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The proceeds of the Note will be deposited in the Trust Account in connection with the Charter Amendment (as defined below).

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, which is incorporated by reference herein and filed herewith as Exhibit 10.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 24, 2023, DSAQ held the Extension Meeting to approve an amendment to DSAQ’s amended and restated certificate of incorporation (the “Charter Amendment”) to extend the date (the “Termination Date”) by which DSAQ has to consummate a business combination from March 28, 2023 (the “Original Termination Date”) to June 28, 2023 (the “Charter Extension Date”) and to allow DSAQ, without another stockholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis up to nine times by an additional one month each time after the Charter Extension Date, by resolution of DSAQ’s board of directors, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until March 28, 2024, or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). The stockholders of DSAQ approved the Extension Amendment Proposal at the Extension Meeting and on March 27, 2023, DSAQ filed the Charter Amendment with the Delaware Secretary of State.

The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 24, 2023, DSAQ held the Extension Meeting to approve the Extension Amendment Proposal and the Adjournment Proposal, each as more fully described in the Extension Proxy Statement. As there were sufficient votes to approve the Extension Amendment Proposal, the Adjournment Proposal was not presented to stockholders.

As of the close of business on February 21, 2023, the record date for the Special Meeting, there were 23,000,000 shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”) and 5,750,000 shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock”, together with the Class A Common Stock, the “Common Stock”), outstanding. Each share of Common Stock was entitled to one vote on the Extension Proxy Statement. The Shares of Class A Common Stock and Class B Common Stock were voted together as a single class. Holders of 24,086,181 shares of Common Stock of DSAQ held of record as of February 21, 2023, the record date for the Extension Meeting, were present in person or by proxy, representing approximately 83.78% of the voting power of DSAQ’s shares of Common Stock as of the record date for the Extension Meeting, and constituting a quorum for the transaction of business.

The voting results for the Extension Amendment Proposal were as follows:

The Extension Amendment Proposal

For	Against	Abstain
21,085,468	2,124,913	875,800

The Adjournment Proposal

DSAQ had solicited proxies in favor of an Adjournment Proposal which would have given DSAQ authority to adjourn the Extension Meeting to solicit additional proxies. As sufficient shares were voted in favor of the Extension Amendment Proposal, this proposal was not voted upon at the Extension Meeting.

In connection with the vote to approve the Charter Amendment, the holders of 17,404,506 public shares of Common Stock of DSAQ properly exercised their right to redeem their shares (and did not withdraw their redemption) for cash at a redemption price of approximately $182,460,109.76 per share, for an aggregate redemption amount of approximately $10.48.

Item 8.01	Other Events.

Following the deadline by which DSAQ public stockholders had to complete the procedures for electing to redeem their shares of Class A Common Stock, affiliates of Antara Capital LP purchased an aggregate of 955,100 shares from public stockholders who indicated an intention to redeem such shares of Class A Common Stock in connection with the Charter Amendment.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amendment to Amended and Restated Certificate of Incorporation.

10.1	Promissory Note, dated March 24, 2023, between DSAQ and the Sponsor.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2023

DIRECT SELLING ACQUISITION CORP.

By:	/s/ Dave Wentz
Name:	Dave Wentz
Title:	Chairman and Chief Executive Officer